                                             EX 10.63.2

                                              925 South
   River Road, Englewood, Sarasota County, Florida 7G Q

State of Florida Intangible Taxes in the amount of $52,000 and State of Florida Documentary Stamps in the amount of $9 l,000 applicable to this transaction have been paid and affixed to that certain mortgage of even date herewith between the mortgagor and the mortgagee and recorded in Seminole County, Florida.

         MORTGAGE DEED AND SECURITY AGREEMENT


   925 South River Road, Englewood, Sarasota County,
                        Florida
6400 Trouble Creek Road, New Port Richey, Pasco County,
 Florida 433 Orange Drive, Altamonte Springs, Seminole
                    County, Florida

(This Mortgage Deed and Security Agreement also serves
                 as a fixture filing)

   KNOW ALL MEN BY THESE PRESENTS that EMERITUS
PROPERTIES V, INC., a Washington corporation having an address at c/o Emeritus Corporation, 3131 Elliott
Avenue, Suite 500, Seattle, Washington 98121 hereinafter called "Mortgagor" or "Borrower") for consideration paid, hereby grants, conveys, transfers, assigns and sets-over unto FLEET NATIONAL BANK, a national banking association with an office at 75 State
Street, Boston, Massachusetts 02 I 09 hereinafter called "Lender", the Mortgaged Property (as defined below) to secure the Obligations (as defined below).

          The term Borrower shall include wherever the context permits its successors and assigns. The term
Lender shall include, wherever the context permits, its successors and assigns as the holder for the time being of this Mortgage Deed and Security Agreement and the Note and other Obligations hereby secured.

   This Mortgage Deed and Security Agreement is granted pursuant to the terms, provisions and conditions of that certain Term Loan Agreement (the "Loan Agreement") dated as of even date herewith between Borrower and Lender. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

The term "Mortgaged Property" shall mean and include all of the following described property:

  A. REAL ESTATE. The parcels of land more particularly
described on Exhibit A which is annexed hereto and made
a part hereof ("Land") together with the improvements
and other structures now or hereafter situated thereon
(such improvements being sometimes called the
"Improvements")  together with all rights,  privileges,
tenements,   hereditaments,  appurtenances,  easements,
including, but not limited to, rights and easements for access and egress and utility connections, and other rights now or hereafter appurtenant thereto ("Real
Estate");

B. FIXTURES. All real estate fixtures or items which by agreement of the parties may be deemed to be such fixtures, now or hereafter owned by Borrower, or in which Borrower has or hereafter obtains an interest, and now or hereafter located in or upon the Real
Estate, or now or hereafter attached to, installed in, or used in connection with any of the Real Estate, including, but not limited to, any and all portable or sectional buildings, bathroom, plumbing, heating, lighting, refrigerating, ventilating and air-conditioning apparatus and equipment, garbage incinerators and receptacles, elevators and elevator machinery, boilers, furnaces, stoves, tanks, motors, sprinkler and fire detection and extinguishing systems, doorbell and alarm systems, window shades, screens, awnings, screen doors, storm and other detachable windows and doors, mantels, partitions, built-in cases, counters and other fixtures whether or not included in the foregoing enumeration
("Fixtures");

   C. ADDITIONAL APPURTENANCES. All bridges, easements, rights of way, licenses, privileges, hereditaments, permits and appurtenances hereafter belonging to or inuring to the benefit of the Real Estate and all right, title and interest of Borrower in and to the land lying within any street or roadway adjoining any of the Real Estate and all right, title and interest of Borrower in and to any vacated or hereafter vacated streets or roads adjoining any of the Real Estate and any and all reversionary or remainder rights
("Additional Appurtenances");

   D.  AWARDS. All of the right, title and interest  of
Borrower in and to any award or awards heretofore  made
or hereafter to be made by any municipal, county, state
or federal authorities to the present or any subsequent
owners  of any of the Real Estate or the Land,  or  the
Improvements,  or  the  Fixtures,  or  the   Additional
Appurtenances, or the Leases or the Personal  Property,
including, without limitation, any award or awards,  or
settlements   or   payments,  or   other   compensation
hereafter   made   resulting  from   (x)   condemnation
proceedings  or the taking of the Real Estate,  or  the
Land,  or  the  Improvements, or the Fixtures,  or  the
Additional Appurtenances, or the Leases or the Personal
Property,  or  any  part thereof, under  the  power  of
eminent domain, or (y) the alteration of grade  or  the
location or discontinuance of any street adjoining  the
Land or any portion thereof, or (z) any other injury to
or   decrease  in  value  of  the  Mortgaged   Property
("Awards");

   E.  LEASES. All leases now or hereafter entered into
of  the  Real Estate, or any portion thereof,  and  all
rents,   issues,   profits,  revenues,   earnings   and
royalties therefrom, and all right, title and  interest
of  Borrower thereunder, including, without limitation,
cash,   letters  of  credit,  or  securities  deposited
thereunder to secure performance by the tenants or occupants of their obligations thereunder, whether such cash, letters of credit, or securities are to be held until the expiration of the terms of such leases or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of such terms including, without limitation, the right to receive and collect the rents thereunder ("Leases");
and

   F. PERSONAL PROPERTY. All tangible and intangible personal property now owned or at any time hereafter acquired by Borrower of every nature and description, and whether or not used in any way in connection with the Real Estate, the Fixtures, the Additional
Appurtenances, or any other portion of the Mortgaged
Property, including, without limitation express or implied upon the generality of the foregoing, all Equipment, Goods, Inventory, Fixtures, Accounts,
Instruments, Documents and General Intangibles (as each such capitalized term is defined in the Uniform
Commercial Code in effect in the state where the Real
Estate is situated) and further including, without any such limitation, the following whether or not included in the foregoing: materials; supplies; furnishings;
chattel paper; money; bank accounts; security deposits;
utility deposits; any insurance or tax reserves deposited with Lender; any cash collateral deposited with Lender; claims to rebates, refunds or abatements of real estate taxes or any other taxes; contract rights; plans and specifications; licenses, permits, approvals and other rights; the rights of Borrower under contracts with respect to the Real Estate or any other portion of the Mortgaged Property, or the Project; signs, brochures, advertising, the name by which the Mortgaged Property is known and any variation of the words thereof, and good will; copyrights, service marks, and all goodwill associates therewith;
and trademarks; all proceeds paid for any damage or loss to all or any portion of the Real Estate, the Fixtures, the Additional Appurtenances, any other
Personal Property or any other portion of the Mortgaged
Property ("Insurance Proceeds"); all Awards; all
Leases; all books and records; and all proceeds, products, additions, accessions, substitutions and replacements to any one or more of the foregoing
(collectively, the "Personal Property").

The term "Obligations" shall mean and include:

  A. The payment of the principal sum, interest at variable rates, charges and indebtedness evidenced by a promissory note ("Note") dated as of even date herewith, including any extensions, renewals, replacements, modifications and amendments thereof, in the original amount of TWENTY SIX MILLION DOLLARS
($26,000,000) given by Borrower to the order of Lender.
A portion of the principal outstanding under such Note is anticipated to be payable as a balloon payment upon maturity;

   B. The payment, performance, discharge and satisfaction of each covenant, warranty, representation, undertaking and condition to be paid, performed, satisfied and complied with by Borrower under and pursuant to this Mortgage or the Loan
Agreement and also by Borrower under and pursuant to each of the other Loan Documents referred to in, or executed in connection with, the Loan Agreement;

   C. The payment of all costs, expenses, legal fees and liabilities incurred by Lender in connection with the enforcement of any of Lender's rights or remedies under this Mortgage, the other Loan Documents, or any other instrument, agreement or document which evidences or secures any other Obligations or collateral therefor, whether now in effect or hereafter executed;
and

   D. The payment, performance, discharge and satisfaction of all other liabilities and obligations of Borrower to Lender, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of the Loan Documents and any amendment, extension, modification, replacement or recasting of any one or more of the instruments, agreements and documents referred to herein or therein or executed in connection with the transactions contemplated hereby or thereby.

This instrument is sometimes referred to as "this
Mortgage".

   Borrower hereby grants to Lender a continuing security interest in all of the Mortgaged Property in which a security interest may be granted under the Uniform Commercial Code as such is in effect in the State of Florida including, without limitation, the Fixtures and the Personal Property, together with all proceeds and products, whether now or at any time hereafter acquired and whether or not used in any way in connection with the development, construction, marketing or operation of the Real Estate, or in connection with the Improvements, to secure all Obligations.

   Borrower covenants, warrants, represents and agrees with Lender, its successors and assigns, that:

   1. TITLE. Borrower has good record and marketable title to the Mortgaged Property and has good right, full power and lawful authority to grant and convey the same in the manner aforesaid; and that the Mortgaged
Property is free and clear of all encumbrances and exceptions, except for the Permitted Title Exceptions, if any, as set forth on Exhibit B which is annexed hereto and made a part hereof. Borrower shall make any further assurances of title that Lender may reasonably and in good faith require including, without limitation, such further instruments as may be requested by Lender to confirm the assignment to Lender of all Awards.

   2. PERFORMANCE OF OBLIGATIONS. Borrower shall pay the Note and interest thereon as the same shall become due and payable or within any applicable cured period, and pay and perform and observe when due or within any applicable cure period all of the obligations and conditions set forth in each of the Note, this Mortgage
Deed and Security Agreement, the Assignment of Leases and Rents, the Loan Agreement, and each of the other
Loan Documents or
other agreements, if any, executed by Borrower in connection with the Loan.

   3. PROTECTION AND MAINTENANCE. Borrower shall protect and maintain, or cause to be maintained, in good, order, repair and tenantable condition at all times, the buildings and structures now standing or hereafter erected on the Mortgaged Property, and any additions and improvements thereto, and all Personal
Property now or hereafter situated therein, and the utility services, the parking areas and access roads, and all building fixtures and equipment and articles of personal property now or hereafter acquired and used in connection with the operation of the Mortgaged
Property. Borrower shall, subject to the limitations of applicable law promptly replace any of the aforesaid which may become lost, destroyed or unsuitable for use with other property of similar character.

   4. INSURANCE COVERAGES. Borrower shall insure the
Mortgaged Property and the operation thereof with such coverages and in such amounts as are required by the provisions of the Loan Agreement and shall at all times keep such insurance in full force and effect and pay all premiums therefor as and when due. The original or certified copies of all such policies of insurance (or certificates or binders thereof issued by the insurer in form, content and manner of execution reasonably satisfactory to Lender) shall be delivered to Lender, and Borrower shall deliver to the Lender a new policy or certified copy thereof (or such a certificate) as replacement for an expiring policy (or such a certificate) required to be deposited hereunder at least ten ( 10) days before the date of such expiration. Borrower hereby irrevocably appoints Lender its true and lawful attorney-in-fact, with full power of substitution, to assign any such policy (to the extent assignable) in the event of the foreclosure of this Mortgage.

   5. INSURANCE PROCEEDS. The proceeds of any hazard insurance shall be applied to or toward the indebtedness secured hereby or to the repair or restoration of the Mortgaged Property in accordance with the terms of the Loan Agreement. Notwithstanding anything in this Section 5 to the contrary, however, if the insurer denies liability to Borrower, Borrower shall not be relieved of any obligation under Section 3 of this Mortgage. If, pursuant to the provisions hereof and of the Loan Agreement, Lender applies insurance proceeds to the Loan and does not release the same to Borrower, the obligation of Borrower to repair, restore or rebuild shall be limited to taking all actions reasonably required to make the Mortgaged Property under applicable Legal Requirements safe and to restore the undamaged portion to an economically functional unit to the extent that it is reasonably possible to do so.

   6. EMINENT DOMAIN. The awards of damages on account of any condemnation for public use of, or injury to, the Mortgaged Property shall be paid to Lender; such Awards shall, be applied to or toward the indebtedness secured hereby or released to Borrower to be applied to restoration of that part of the Mortgaged Property in accordance with the terms of the Loan Agreement.. If
Lender applies such Awards to the Loan and does not release the same to Borrower, the obligation of Borrower to repair, restore or rebuild shall be limited to taking all actions reasonably required to make the Mortgaged Property, or what remains thereof, safe under applicable Legal Requirements and to restore the remaining portion to an economically functional unit to the extent that it is reasonably possible to do so.

   7. NO WASTE: COMPLIANCE WITH LAW. Borrower shall not commit or suffer any strip or waste of the Mortgaged
Property, or any portion thereof, or any violation of any law, rule, regulation, ordinance, license or permit, or the requirements of any licensing authority affecting the Mortgaged Property or any business conducted thereon, and shall not commit or suffer any demolition, removal or material alteration of any of the Mortgaged Property (except for the replacement of Fixtures and Personal Property in the ordinary course of business, so long as items of comparable value and quality are installed free and clear of liens in favor of any other party), without the express prior written consent of Lender in each instance which consent shall not be unreasonably withheld or delayed, and shall not violate nor suffer the violation of the covenants and agreements, if any, of record against the Mortgaged Property, and in all respects Borrower shall do all things necessary to comply with, and keep in full force and effect all licenses, permits and other governmental authorizations for the operation of the Mortgaged Property for its intended purposes, including, without limitation express or implied, the licenses, permits and authorizations referenced in the Loan Agreement.

8. ENVIRONMENTAL AND RELATED MATTERS. Indemnification.

   Borrower shall at all times comply with all of the terms, conditions and provisions imposed on the Indemnitors under the Environmental Indemnity and both before and after the repayment of the Loan, at Borrower's sole cost and expense, indemnify, exonerate and save harmless Lender and each other Indemnified
Party (as defined in the Environmental Indemnity) against and from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, reasonable attorneys' fees and experts' fees and disbursements which may at time (including, without limitation, before or after the discharge or foreclosure of this Mortgage) be imposed upon, incurred by or asserted or awarded against Lender or any other Indemnified Party and arising from or out of any of the matters for which indemnification is provided by Borrower pursuant to the Environmental Indemnity or on account of any liability for damage to person or property arising out of any act, omission, negligence or conduct at or related to the Mortgaged Property, or arising or claim to have arisen, out of any act, omission, negligence or conduct of Borrower, or any contractor, subcontractor, tenant, occupant or invitee thereof which is in any way related to the Mortgaged Property during the Borrower's period of ownership.

   9. PAYMENT OF TAXES AND PREVENTION OF LIENS.
Borrower shall pay before delinquent or before any penalty for nonpayment attaches thereto, all taxes, assessments and charges of every nature and to whomever assessed that may now or hereafter be levied or assessed upon the Mortgaged Property or any part thereof, or upon the rents, issues, income or profits thereof or upon the lien or estate hereby created, whether any or all of said taxes, assessments or charges be levied directly or indirectly or as excise taxes or as income taxes. Borrower may apply for tax abatements and prosecute diligently and in good faith claims for refund so long as: Borrower complies with the provisions of Section 10.1.1 of the Loan Agreement.
Borrower shall pay all sums which, if unpaid, may result in the imposition of a lien on the Mortgaged
Property before such lien may attach (except that real estate taxes need not be paid prior to the due date thereof and except to the extent such lien is being duly contested in accordance with the terms of the Loan
Agreement) or which may result in conferring upon a tenant of any part or all of the Mortgaged Property a right to recover such sums as prepaid rent.

   10. DUE ON SALE; NO OTHER ENCUMBRANCES; NO TRANSFER
OF OWNERSHIP INTERESTS: FAILURE TO COMPLY WITH
PERMITTED EXCEPTIONS. Except as otherwise specifically provided for in the Loan Agreement with respect to Permitted Transactions, or in this Mortgage, it shall be an Event of Default under the Loan Agreement, a breach of the conditions of this Mortgage and an event permitting Lender to accelerate all indebtedness secured hereby, if, without Lender's prior written consent in each instance, which consent may be granted, withheld or conditionally granted in Lender's sole discretion: (a) there is any sale, conveyance, transfer or encumbrance of, or lien imposed upon, all or any portion of the Mortgaged Property; or (b) there is any transfer or assignment of, or grant of any security interest in, any of the direct or indirect ownership interests in Borrower other than in connection with the Mezzanine Loan; or (c) there is a failure to comply with the provisions of, or there is a default under, any of the Permitted Title Exceptions unless cured within any applicable grace period provided for in the applicable

Permitted Title Exception.

   11. LENDER'S RIGHTS. If Borrower shall neglect or refuse: (a) to maintain and keep in good repair the Mortgaged Property or any part thereof as required by this Mortgage or the Loan Agreement, or (b) to maintain and pay the premiums for insurance which may be required by this Mortgage or the Loan Agreement, or (c) to pay and discharge all taxes of whatsoever nature, assessments and charges of every nature and to whomever assessed, as required by this Mortgage or the Loan
Agreement except to the extent being contested in accordance with the Loan Agreement, or (d) to pay the sums required to be paid by this Mortgage or the Loan
Agreement when due or within any applicable cure period, or (e) to satisfy any other terms or conditions of this Mortgage, or any instrument secured hereby, Lender may, at its election in each instance, but without any obligation whatsoever to do so, upon thirty
(30) days prior written notice (except in the case of (i) an emergency where there is danger to person or property, or (ii) required insurance coverage would lapse, or (iii) an Event of Default exists, in each of which events no further notice shall be required), cause such repairs or replacements to be made, obtain such insurance or pay said taxes, assessments, charges, and sums, incur and pay reasonable amounts in protecting its rights hereunder and the security hereby granted, pay any balance due under any conditional agreement of sale (or lease) of any property included as a part of the Mortgaged Property, and pay any amounts as Lender deems reasonably necessary or appropriate to satisfy any term or condition of this Mortgage, which Borrower shall have failed to satisfy when due or within any applicable cure period, or to remedy any breach of such term or condition which was not cured within any applicable cure period and any amounts or expenses so paid or incurred, together with interest thereon from the date of payment by Lender at the Default Rate as provided in the Note or Loan
Agreement shall be immediately due and payable by Borrower to Lender and until paid shall be secured hereby equally and ratably, and the same may be collected as part of said principal debt in any suit hereon or upon the Note. No payment by Lender shall relieve Borrower from any default hereunder or impair any right or remedy of Lender consequent thereon.

   12. TAX RESERVE AND INSURANCE RESERVE. Upon the occurrence of an Event of Default, Borrower shall, upon the request of Lender, from time to time, pay to Lender on dates upon which installments of interest are payable under the Note or the Loan Agreement, such amount as Lender from time to time estimates as necessary to create and maintain a reserve fund from which to pay before the same become due: (a) all taxes, assessments, liens and charges on or against the Mortgaged Property, and (b) all premiums for insurance policies which are required by this Mortgage. Such payments, if so requested, shall be invested in a non-interest bearing account which shall be held by Lender as Cash Collateral, and so long as no Event of Default exists hereunder or under any of other Loan Documents, shall be paid to or for Borrower's benefit as set forth below. Payments from such reserve fund for said purposes may be made by Lender at its discretion. In the event of any Event of Default under the Loan
Agreement or under the terms of this Mortgage, any part or all of such reserve fund may be applied, at the option of Lender, to cure any such Event of Default or to any part of the indebtedness hereby secured.

   13. CERTAIN EXPENSES. If any action or proceeding is commenced, including, without limitation, an action to foreclose this Mortgage Deed and Security Agreement or to collect the debt hereby secured, to which action or proceeding Lender is made a party by reason of the execution of this Mortgage Deed and Security Agreement, or by reason of any obligation which it secures, or by reason of entry or any other action under this Mortgage
Deed and Security Agreement, or if in Lender's judgment it becomes necessary in connection with legal proceedings or otherwise to defend or uphold the mortgage hereby granted or the lien hereby created or any act taken to defend or uphold the mortgage hereby granted or the lien hereby created or any act taken under this Mortgage Deed and Security Agreement, all sums reasonably paid or incurred by Lender for the expense of any litigation or otherwise, in connection with any rights created by this Mortgage

Deed and Security Agreement or any other Loan Document, shall be paid by Borrower, or may at the option of Lender, if not so paid, be added to the debt secured hereby and shall be secured hereby equally and ratably and shall bear interest until paid at the Default Rate set forth in the Note or the Loan Agreement.

   14. REGARDING LEASES. Except as otherwise provided in the Loan Agreement, Borrower shall not enter into any leases or occupancy agreements with respect to the Mortgaged Property and shall not modify or amend any such leases or occupancy agreements without Lender's prior written consent in each instance. As to each permitted lease or occupancy agreement, Borrower will perform every material obligation of the lessor and, to the extent commercially reasonable, will enforce every material obligation of the lessee in the leases in effect with respect to all or any part or all of the Mortgaged Property and, except as otherwise provided in the Loan Agreement, Borrower will not: (i) cancel any such lease, nor terminate or accept a surrender thereof, or reduce the rent payable thereunder or modify or amend any such lease; (ii) accept any prepayment of rent thereunder (except any rent which may be required to be prepaid by the terms of any such lease); or (iii) enter into any new leases, without first obtaining on each occasion the prior written consent of Lender. If any portion of the Mortgaged
Property are leased or rented for residential purposes, Borrower shall comply with all legal requirements pertaining to security deposits, last month's rent, and interest thereon, and Borrower shall defend, indemnify and save harmless Lender with respect to all claims relating thereto. As to all leases and occupancy agreements, Lender, at its option from time to time, may require that all security deposits and similar funds or security provided by a lessee or occupant be deposited with Lender, or with an escrow agent satisfactory to Lender, subject to the rights of the lessee or occupant, but otherwise subject to a security interest in favor of Lender.

   15. DECLARATION OF SUBORDINATION. At the option of
Lender, which may be exercised at any time or from time to time, by written notice to Borrower and to any applicable tenant, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or condemnation proceeds), to any and all leases of all or any part of the Mortgaged Property upon the execution by Lender and recording or filing thereof, at any time hereafter in the appropriate official records of the county wherein the Mortgaged
Property is situated of a unilateral declaration to that effect.

   16. FURTHER ASSIGNMENT BY BORROWER. Borrower hereby further. assigns to Lender as security for the Obligations the lessor's interests in any or all leases, now or hereafter outstanding, and to the extent it may lawfully do so Borrower's interests in all agreements, contracts, licenses and permits, now or hereafter outstanding, affecting all or any portion of the Mortgaged Property. Borrower shall execute, acknowledge and deliver such further or confirmatory assignments thereof, by instruments in form reasonably satisfactory to the Lender, as Lender may reasonably require. Borrower hereby authorizes Lender in the event of foreclosure, to sell and assign said interests to the purchaser at foreclosure, but neither such assignment nor any such future assignment shall be construed as binding Lender to any lease, agreement, contract, license or permit so assigned, or to impose upon Lender any obligations with respect thereto.
Borrower hereby irrevocably appoints Lender, or any agent designated by Lender, the true and lawful attorney-in-fact of Borrower, with full power of substitution, to execute, acknowledge and deliver any such assignment on behalf of Borrower which Borrower fails or refuses to do.

   17. UCC FILING. Borrower upon Lender's written request shall promptly cause this Mortgage Deed and Security Agreement and any required financing statements to be recorded and re-recorded, registered and re-registered, filed and re-filed at such times and places as may be required by law or reasonably deemed advisable by Lender to create, preserve or protect the priority hereof and of any lien created hereby upon the Mortgaged Property or any part thereof;
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

and Borrower shall from time to time do and cause to be done all such things as may be reasonably required by Lender, or required by law, including all things which may from time to time be necessary under the Uniform
Commercial Code of Florida fully to create, preserve and protect the priority hereof and of any lien created hereby upon said property. Borrower hereby irrevocably appoints Lender, or any agent designated by Lender, the true and lawful attorney-in- fact of Borrower, with full power of substitution, to execute, acknowledge and deliver any such

   18. RIGHT TO DEAL WITH SUCCESSOR. Lender may, without notice to any person, deal with any successor in interest of Borrower herein regarding this Mortgage and the debt hereby secured in all respects as it might deal with Borrower herein, without in any way affecting the liability hereunder or upon the debt hereby secured of any predecessor in interest of the person so dealt with; and no sale of the premises hereby mortgaged, nor any forbearance on the part of Lender, nor any extension by Lender of the time for payment of the debt hereby secured, shall operate to release, discharge, modify, change or affect the original liability of any predecessor in interest of the equity owner at the time of such sale, forbearance or extension.

   19. PERSONAL PROPERTY KEPT ON PROPERTY. The Personal
Property will be kept on or at the Property and Borrower will not remove the Personal Property from the Property without the prior written consent of Lender, except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Borrower.

   20. BUSINESS IN STATE. Borrower's only place of business in the state is at the Mortgaged Property.
Borrower will immediately notify Lender in writing of any change in its principal place of business as set forth in the beginning of this Mortgage.

   21. FINANCING STATEMENTS. At the request of Lender,
Borrower will join Lender in executing one or more financing statements and renewals and amendments thereof pursuant to the Uniform Commercial Code of Florida in form reasonably satisfactory to Lender, and will pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable.

   22. COVENANTS APPLY TO PERSONAL PROPERTY. All covenants and obligations of Borrower contained herein relating to the Mortgaged Property shall be deemed to apply to the Personal Property whether or not expressly referred to herein.

   23. SECURITY AGREEMENT. This Mortgage constitutes a security agreement as that term is used in the Uniform
Commercial Code of Florida.

   24. ACCELERATION OF DEBT. If there is an Event of
Default under the Note or the Loan Agreement or if an event occurs which pursuant to the Note or the Loan
Agreement entitles Lender to accelerate the Loan, then, at the option of Lender, the entire indebtedness hereby secured shall become immediately due and payable without further notice.

25. ADDITIONAL RIGHTS OF LENDER.

   25.1 ENTER AND PERFORM. Borrower authorizes Lender, in addition to all other rights granted by law or by this Mortgage, or by any of the other Loan Documents, whenever and as long as any Event of Default hereunder or under the Loan Agreement shall exist to enter and take possession of all or any part of the Mortgaged
Property and to use, lease, operate, manage and control the same and conduct the business thereof, and perform
Borrower's obligations as lessor under any lease or Borrower's obligations under any other agreement affecting all or any part of

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

the Mortgaged Property, and collect the rents, profits and all receipts of every nature therefrom as Lender shall deem best.

   25.2 REPAIRS AND IMPROVEMENTS. Upon every such entry, Lender may from time to time at the expense of Borrower make all such repairs, replacements, alterations, additions and improvements to the Mortgaged Property as Lender may deem proper, but in no event shall Lender be obligated to do so, and may, but shall not be obligated to, exercise all rights and powers of Borrower, either in the name of Borrower, or otherwise as Lender shall determine. Without limitation express or implied upon the generality of the foregoing, Lender shall have the right to do all things necessary or desirable in order to keep in full force and effect all applicable licenses, permits and authorizations and any amendments thereto.

   25.3 PAY COSTS AND EXPENSES. Upon such entry, Lender may, at its option, but without any obligation to do so, do any one or more of the following: pay and incur all expenses necessary or deemed by it appropriate for the holding and operating of the Mortgaged Property, the conduct of any business thereon, the maintenance, repair, replacement, alteration, addition and improvement of the Mortgaged Property, including without limitation payments of taxes, assessments, insurance, wages of employees connected with the Mortgaged Property or any business conducted thereon, charges and reasonable compensation for services of Lender, its attorneys and accountants and all other persons engaged or employed in connection with the Mortgaged Property or of any business conducted thereon and, in addition, Lender, at its option, may, but shall not be obligated to, make payments or incur liability with respect to obligations arising prior to the date it takes possession.

   25.4 ADD TO SECURED INDEBTEDNESS. All obligations so paid or incurred by Lender shall be reimbursed or paid for by Borrower upon demand and prior to the repayment thereof shall be added to the debt secured hereby and shall bear interest at the Default Rate provided for in the Note or the Loan Agreement, and shall be secured hereby equally and ratably. Lender may also reimburse itself therefor from the income or receipts of the Mortgaged Property or any business conducted thereon, or from the sale of all or any portion of the Mortgaged
Property. Lender may also apply toward any of the Obligations any tax or insurance reserve account, deposit or any sum credited or due from Lender to Borrower without first enforcing any other rights of Lender against Borrower or the against any endorser or guarantor of any of the Obligations or against the Mortgaged Property.

   25.5 ATTORNEY-IN-FACT. Borrower hereby irrevocably constitutes and appoints Lender, or any agent designated by Lender, for so long as this Mortgage remains undischarged of record, as attorney-in-fact of Borrower to execute, acknowledge, seal and deliver all instruments, agreements, deeds, certificates and other documents of every nature and description in order to carry out or implement the exercise of Lender's rights hereunder and under the other Loan Documents from and after the occurrence of an Event of Default.

   26. CONTEST OF LAWS. Borrower shall have the right to contest by appropriate legal proceedings, but without cost or expense to Lender, the validity of any Legal Requirements affecting the Mortgaged Property subject to the provisions of the Loan Agreement and the Environmental Indemnity dealing with the right to contest.

   27. NOTICES. Any demand, notice or request by either party to the other shall be given in the manner provided therefor in the Loan Agreement.

   28. LENDER NOT OBLIGATED; CUMULATIVE RIGHTS. Nothing in this instrument

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

shall be construed as obligating Lender to take any action or incur any liability with respect to the Mortgaged Property or any business conducted thereon, and all options given to Lender are for its benefit and shall and may be exercised in such order and in such combination as Lender in its sole discretion may from time to time decide.

   29. SEVERABILITY. In case any one or more of the provisions of this Mortgage Deed and Security
Agreement, the Note, the Assignment of Leases and Rents, the Loan Agreement, any of the other Loan
Documents, or any other agreement now or hereafter executed in connection with any one or more of the foregoing are held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof. Each of the provisions of every such agreement, document or instrument shall be enforceable by Lender to the fullest extent now or hereafter not prohibited by applicable law.

     30. APPOINTMENT OF RECEIVER. Upon, or at any time after the filing of a complaint to foreclose this Mortgage, the court in which such complaint is filed may appoint a receiver of the Mortgaged Property. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Borrower at the time of application for such receiver and without regard to the then value of the Mortgaged Property or whether the same shall be then occupied as a homestead or not and Lender hereunder or any holders may be appointed as such receiver. Such receiver shall have power: (a) to collect the rents, issues and profits of the Mortgaged
Property during the pendency of such foreclosure suit and, in case of a sale and a deficiency, during the full statutory period of redemption, whether there be redemption or not, as well as during any further times when Borrower, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits; (b) to extend or modify any then existing leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness hereunder and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Borrower and all persons whose interests in the premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the mortgage indebtedness, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and (c) all other powers which may be necessary or are usual in such cases for the protection, possession, control, management; and operation of the premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in his hands in payment in whole or, in part of (a) the indebtedness secured hereby, or by any decree foreclosing this mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale; (b) the deficiency in case of a sale and deficiency.

   31. STAMP TAX, ETC. If at any time any governmental body shall impose a stamp, documentary or other similar tax on the Note, this Mortgage, the debt secured hereby or the income generated therefrom, or any modification, amendment, extension or consolidation of either thereof, Borrower will pay the same within ten (10) days after demand by the Lender.

   32. RECOVERY OF SUMS. Lender shall have the right from time to time to take action to recover any sums, whether interest, principal or any installment of either, or any other sums required to be paid under the terms of this Mortgage which is not paid, as the same become due or within any applicable cure period and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

   33. GOVERNING LAW. This Mortgage and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, except to the extent that the laws of the State of Florida may govern matters of title, enforcement, remedies, and similar matters.

   34. CONSENT TO JURISDICTION. Borrower, to the extent that it may lawfully do so, hereby submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the State of Florida and the United
States District Courts for the Districts of
Commonwealth of Massachusetts and Florida, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of the breach by Borrower of any of obligations under or with respect to the Note or this Mortgage, and expressly waives any and all objections it may have as to venue in any of such courts.

   3 5. LIMITATION OF INTEREST. It is the intent of
Borrower and Lender in the execution of this Mortgage and the Note and all other instruments securing the Note to contract in strict compliance with the usury laws of the Commonwealth of Massachusetts governing the loan evidenced by the Note. In furtherance thereof, Lender and Borrower stipulate and agree that none of the terms and provisions contained in the Loan
Documents shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the Commonwealth of Massachusetts governing the loan evidenced by the Note. Borrower or any guarantor, endorser or other party now or hereafter becoming liable for the payment of the Note shall never be liable for unearned interest on the Note and shall never be required to pay interest on the Note at a rate in excess of the maximum interest that may be lawfully charged under the laws of the Commonwealth of Massachusetts and the provisions of this Section shall control over all other provisions of the Note and any other instrument executed in connection herewith which may be in apparent conflict herewith. In the event any holder of the Note shall collect monies which are deemed to constitute interest in excess of the maximum rate permitted by the laws of the Commonwealth of Massachusetts, all such sums deemed to constitute interest in excess of the legal rate shall be immediately returned to Borrower upon such determination.

   36. LENDER'S RIGHTS. Borrower acknowledges its understanding that Lender may have rights against Borrower, now or in the future, in its capacity as secured party, creditor, or in any other capacities.
Such rights may include the right to deprive Borrower of or affect the use of or possession or enjoyment of Borrower's Mortgaged Property; and in the event Lender deems it necessary to exercise any of such rights prior to the rendition of a final judgment against Borrower, or otherwise, Borrower may be entitled to notice and/or hearing under the Constitution of the United States and/or Commonwealth of Massachusetts, and/or
Commonwealth of Massachusetts statutes (to determine whether or not Lender has a probable cause to sustain the validity of Lender's claim), or the right to notice and/or hearing under other applicable state or federal laws pertaining to prejudgment remedies, prior to the exercise by Lender of any such rights. Borrower expressly waives any such right to prejudgment remedy notice or hearing to which Borrower may be entitled;
provided, however, that this waiver shall not include a waiver of such rights as Borrower shall have to prior notice of the proposed disposition of Mortgaged
Property by Lender. Specifically and without limiting, the generality of the foregoing, Borrower recognizes that Lender has and shall continue to have an absolute right to effect collection of any of the Mortgaged
Property with respect to which Lender holds a security interest without the necessity of according to Borrower any prior notice or hearing. This shall be a continuing waiver and remain in full force and effect so long as Borrower is obligated to Lender.

   37. REINSTATEMENT OF LIEN. Lender's rights hereunder shall be reinstated and

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

reviewed, and the enforceability of this Mortgage shall continue with respect to any amount at any time paid on account of the Obligations which Borrower is thereafter required to restore or return in connection with a bankruptcy, insolvency, reorganization or similar proceedings with respect to the Borrower.

   38. RELEASE. Upon payment in full of the indebtedness secured hereby, subject to Section 38 above, this instrument shall become null and void and shall be released by the Lender at Borrower's expense.

   39. NO WAIVER. No consent or waiver, express or implied, by Lender to or of any Default by Borrower shall be construed as a consent or waiver to or of any other Default at the same time or upon any future occasion.

   40. WAIVERS BY BORROWER. Borrower, to the fullest extent that Borrower may do so, hereby: (a) agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay or extension, or any redemption after foreclosure sale, and waives and releases all rights of redemption after foreclosure sale, valuation, appraisement, stay of execution, notice of election to mature or declare due the debt secured hereby; and (b) waives all rights to a marshalling of the assets of Borrower, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of a sale hereunder of the Mortgaged Property, and agrees not to assert any right under any statute or rule of law pertaining to the marshalling of assets, sale in inverse order of alienation, or other matters whatever to defeat, reduce or affect the right of Lender under the terms of this Mortgage Deed and Security Agreement or the Note to a sale of the Mortgaged Property for the collection of the indebtedness evidenced by the Note without any prior or different resort for collection, or the right of Lender to the payment of such indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatever.

   41. BUSINESS LOAN: NOT PERSONAL RESIDENCE. Borrower covenants, warrants and represents that all of the proceeds of the Loan secured hereby shall be used for business or commercial purposes, none of the proceeds of the Loan secured hereby shall be used for personal, family or household purposes, and that no individual liable for the Loan resides or intends to reside in any portion of the Mortgaged Property.

  42. CERTIFICATION. The undersigned hereby certifies that Borrower is a duly organized, validly existing corporation organized and in good standing under the laws of the State of Washington and duly qualified to do business in the State of Florida and that the execution and delivery hereof and of all of the other
Loan Documents by Borrower has been duly authorized by a resolution of the board of directors of the general partner of the Borrower which is in full force and effect.

   43. HEADINGS. Headings and captions in this Mortgage
are  for  convenience and reference only and the  words
and  phrases contained therein shall in no way be  held
to   explain,   modify,   amplify   or   aid   in   the
interpretation, construction or meaning of any of the provisions hereof.

   44. TIME OF ESSENCE. Time shall be of the essence of
each  and  every  provision of the Loan Agreement,  the
Note,  this  Mortgage  and  each  of  the  other   Loan
Documents subject to any cure period provided for therein.

              NEXT PAGE IS SIGNATURE PAGE

   IN WITNESS WHEREOF, the Borrower has caused this Mortgage to be duly executed and delivered as a sealed instrument as of the 30th day of April, 1997


WITNESSES:                         BORROWER:


/s/ Jennifer A. Valenta                 By: /s/ Raymond
R. Brandstrom
--------------------------------------
---------------------------------------
Name:  Jennifer A. Valenta                     Raymond
R. Brandstrom
                                     Its:  President

/s/ Susan Griffin
-------------------------------------
Name:  Susan Griffin





* This document has been executed on the 30th day of April, 1997, but is to be effective as of May 1, 1997 upon the filing with the Secretary of State, Corporations Division, in the State of Washington and with the Department of State of the State of Florida of the Articles Merger with NPR Retirement Center, Inc.,
Stanford Centre, Inc. and Englewood Retirement Center,
Inc. merged into Emeritus Properties V, Inc., a
Washington corporation.

STATE OF Washington
COUNTY OF King

   On the 30th day of April, 1997, before me personally appeared Raymond R. Brandstrom, the President f
Emeritus Properties V, Inc., to me known and known by me to be the party executing the foregoing instrument on behalf of said partnership and acknowledged said instrument so executed to be his free act and deed in said capacity and the free act and deed of said corporation.

                      /s/ Catherine L. Pasquan
                      ---------------------------------
  ----------
                      Notary Public
                      Print Name  Catherine L. Pasquan
                      My commission expires 3-30-99

This instrument prepared by:
Lorne W. McDougall, Esq.
Edwards & Angell
101 Federal Street            [SEAL]
Boston, MA 02110
































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